UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

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SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

585 West 500 South

Bountiful, Utah 84010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 30, 2007

NOTICE is hereby given that the Annual Meeting (the “Annual Meeting”) of Stockholders of Specialized Health Products International, Inc. (“SHPI” or the “Company”) will be held at the Grand America Hotel located at 555 South Main Street, Salt Lake City, Utah 84101, at 9:30 a.m. MDT on May 30, 2007, for the following purposes:

1.	To elect two Class II directors for a three-year term;

2.             To amend SHPI’s Restated Certificate of Incorporation to (i) increase the number of shares of common stock that are authorized for issuance by 10,000,000 shares, bringing the total number of shares of common stock authorized for issuance to 80,000,000, and (ii) decrease the number of shares of preferred stock that are authorized by 10,000,000 shares, bringing the total number of shares of preferred stock authorized for issuance to 20,000,000;

3.             To ratify the appointment of Grant Thornton LLP as SHPI’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and

4.	To transact such other business as may properly come before such meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 2, 2007 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of common stock of SHPI at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

By order of the Board of Directors

/s/ Paul S. Evans

-----------------------------------

Secretary

April 4, 2007

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Proxy Statement for the

Annual Meeting of Stockholders of

SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

585 West 500 South

Bountiful, Utah

To Be Held on Wednesday May 30, 2007

TABLE OF CONTENTS

VOTING RIGHTS AND SOLICITATION	1
Voting	1
Vote Required	1
Proxy Solicitation Costs	2
Recommendation of the Board of Directors	2
PROPOSAL 1 ELECTION OF DIRECTORS	3
Composition of the Board of Directors	3
Information About the Directors and Nominees	3
Nominees for Class II Directors (Terms Expiring in 2010)	3
Class I Directors (Terms Expiring in 2009)	4
Class III Directors (Terms Expiring in 2008)	4
Corporate Governance Guidelines	4
Code of Ethics	5
Director Independence	5
Communications with the Board	5
Meetings and Committees of the Board	5
RECOMMENDATION OF THE BOARD OF DIRECTORS	7

PROPOSAL 2 APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE

OF INCORPORATION	8
Recommendation of the Board of Directors	9

PROPOSAL 3 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM	10
General	10
Principal Accountant Fees and Services	10
Pre-Approval Policies	11
Recommendation of the Board of Directors	11
EXECUTIVE OFFICERS	12
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	13
SUMMARY COMPENSATION TABLE	13
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	15

POTENTIAL PAYMENTS UPON TERMINATION AND CHANGE OF CONTROL	16
DIRECTOR COMPENSATION	18
Cash Compensation Paid to Board Members	18
Stock Incentive Plan	18
Director Summary Compensation Table	19

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY

COMPENSATION PLANS	20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT	20
Security Ownership of Directors and Executive Officers	20
AUDIT COMMITTEE DISCLOSURE	22
Report of the Audit Committee	22
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	23
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	23

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

OF STOCKHOLDERS	23
OTHER BUSINESS	24

ii

SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

585 West 500 South

Bountiful, Utah

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, May 30, 2007

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Specialized Health Products International, Inc. (“SHPI”) for use at the Annual Meeting of Stockholders of SHPI to be held at the Grand America Hotel located at 555 South Main Street, Salt Lake City, Utah 84101, at 9:30 a.m. MDT on May 30, 2007, and at any adjournment(s) or postponement(s) thereof (the “Annual Meeting”). This Proxy Statement, the enclosed Notice and the enclosed form of proxy are being first mailed to stockholders of SHPI on or about April 10, 2007.

VOTING RIGHTS AND SOLICITATION

Voting

The Board of Directors of SHPI (the “Board”) has fixed the close of business on April 2, 2007, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were outstanding approximately 67,385,207 shares of Common Stock. Holders of record of SHPI’s common stock on the Record Date are entitled to cast one vote per share of common stock that they hold with respect to each matter to be considered by them at the Annual Meeting.

Each share of common stock will be voted in accordance with the instructions indicated in a properly executed proxy. If no instructions are indicated, such shares will be voted as recommended by the Board. If any other matters are properly presented to the Annual Meeting for action, the person(s) named in the enclosed form(s) of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. A stockholder who has given a proxy may revoke it by voting in person at the meeting, or by giving written notice of revocation or a later-dated proxy to the Secretary of SHPI at any time before the closing of the polls at the meeting. Any written notice revoking a proxy should be sent to Specialized Health Products International, Inc., 585 West 500 South, Bountiful, Utah 84010, Attention: Mr. Paul S. Evans, Secretary. At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting and described further in this Proxy Statement.

Vote Required

The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting. Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

In the election of the directors, the two nominees receiving the highest number of votes will be elected. Accordingly, abstentions and broker non-votes will not affect the outcome of the election for directors.

The amendment to SHPI’s Restated Certificate of Incorporation and the ratification of the appointment of Grant Thornton LLP as SHPI’s independent registered public accountants requires the affirmative vote of a majority of the common stock having voting power present in person or represented by proxy at the Annual Meeting and entitled to vote. In determining whether the amendment to SHPI’s Restated Certificate of Incorporation and the ratification of the appointment of Grant Thornton LLP have received the requisite number of affirmative votes, abstentions will be counted as shares entitled to vote and will have the same effect as a vote against such director and against ratification of Grant Thornton LLP. Broker non-votes, however, will be treated as not entitled to vote for purposes of these proposals and will not be counted as votes for or against either proposal.

Proxy Solicitation Costs

SHPI will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy and any additional solicitation material that SHPI may provide to shareholders. Copies of solicitation material will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners. Proxies will be solicited through the mail and may be solicited by SHPI’s officers, directors and employees in person or by telephone. They will not receive additional compensation for this effort.

Recommendation of the Board of Directors

The Board recommends that you vote FOR each of the nominees of the Board (Proposal 1), FOR the approval of the amendment to the Restated Certificate of Incorporation increasing the number of shares of common stock available thereunder and decreasing the number of shares of preferred stock available thereunder (Proposal 2), and FOR the ratification of the appointment of Grant Thornton LLP as SHPI’s independent registered public accounting firm for the fiscal year ending December 31, 2007 (Proposal 3).

PROPOSAL 1

ELECTION OF DIRECTORS

Composition of the Board of Directors

Our Restated Certificate of Incorporation and Amended and Restated Bylaws, each as amended to date, provide for the classification of our Board into three classes, as nearly equal in number as possible. The Class I, Class II and Class III directors are currently serving until the annual meeting of stockholders that will be held in 2009, 2007 and 2008, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring.

Our Board has fixed the number of directors at eight and the number of Class II directors at two. There are currently two Class I directors, two Class II directors and four Class III directors.

At the Annual Meeting, two Class II directors will be elected to serve until the annual meeting of stockholders in 2010 and until such director’s successor is duly elected and qualified. Unless the shareholder indicates otherwise, the accompanying proxy will be voted in favor of the following persons: Stuart Randle and Ralph Balzano. If any of the nominees should be unavailable to serve, which is not now anticipated, the proxies solicited hereby will be voted for such other persons as shall be designated by the present Board. The two nominees receiving the highest number of votes at the Annual Meeting will be elected.

Information About the Directors and Nominees

The following table and biographical information sets forth certain information with respect to each nominee for election as well as the continuing directors whose terms expire at the annual meeting of stockholders in 2008 and 2009. The ages of the individuals are provided as of December 31, 2006.

Name	Age	Position(s)
Jeffrey M. Soinski	45	President, Chief Executive Officer and Director
Guy J. Jordan, Ph.D.	58	Chairman of the Board
David W. Jahns	41	Director, Chairman of Compensation Committee
Stuart A. Randle	47	Director, Chairman of Nominating and Corporate Governance Committee
Stephen I. Shapiro	62	Director
Robert R. Walker	77	Director, Chairman of Audit Committee
Vincent Papa	57	Director
Ralph Balzano	70	Director

Nominees for Class II Directors (Terms Expiring in 2010)

Stuart A. Randle. Mr. Randle has served as a director since 2001. Mr. Randall has served as the Chief Executive Officer of GI Dynamics, a medical device company focused on the treatment of obesity since 2004. From 1998 to 2001, Mr. Randle was the President and Chief Executive Officer of ACT Medical, Inc., a leading company providing outsourcing services to the medical device, biotech and diagnostic industries. ACT Medical, Inc. merged with MedSource Technologies Inc. in 2001. From 1996 through 1998, Mr. Randle was President, Northeast Region, for Allegiance Corporation, a $5 billion medical products distribution and manufacturing company. He is also the past President, New England Region, for Baxter Healthcare Corporation. Mr. Randle has an MBA degree from the J. L. Kellogg Graduate School of Management at Northwestern University and a BS degree from Cornell University.

Ralph Balzano. Mr. Balzano has served as a director since 2006. Mr. Balzano served as a director of The Med-Design Corporation (“Med-Design”) from 2001 to June 2006. Mr. Balzano has been an independent systems consultant for Balzano LLC since January 2001. He served as Chief Information Officer for the South Manhattan Healthcare Network of the New York City Health and Hospitals Corporation from 1998 to 2000. Mr. Balzano served as Chief Information Officer and Commissioner of the Department of Information Technology & Telecommunications of the City of New York from 1994 to 2000.

Class I Directors (Terms Expiring in 2009)

David W. Jahns. Mr. Jahns has served as a director since 2001. Mr. Jahns has served as a General Partner and principal of Galen Partners since 1993. Since joining Galen Partners in 1993, Mr. Jahns has been responsible for making and managing investments in several of the firm’s portfolio companies. He currently serves on the boards of several of Galen Partners’ privately held portfolio companies. Prior to joining Galen Partners, Mr. Jahns worked in the Corporate Finance Division at Smith Barney from 1988 to 1991, where he worked on a variety of corporate finance and merger and acquisition related transactions, and assisted in the marketing of public offerings. Mr. Jahns has an MBA degree from the J. L. Kellogg Graduate School of Management at Northwestern University and a BA degree from Colgate University.

Robert R. Walker. Mr. Walker has served as a director since 1995. Since 1992, Mr. Walker has been principally self-employed as a consultant in the healthcare industry, primarily in the area of start-up medical device companies. From 1976 to 1992, Mr. Walker was employed by IHC Affiliated Services Division (“IHC Affiliated Services”) of Intermountain Healthcare, Inc., a regional hospital company. He retired as President of IHC Affiliated Services in 1992. He is also a former chairman of the board of AmeriNet, Inc., a national group purchasing organization for hospitals, clinics, detox/drug centers, emergency, nursing homes, private laboratories, psychiatric centers, rehabilitation facilities, surgical centers and other institutions. Mr. Walker is a member of the American Hospital Association and the Hospital Financial Management Association. He has a BS degree in Business Administration from the University of Utah.

Class III Directors (Terms Expiring in 2008)

Jeffrey M. Soinski. Mr. Soinski has served as a director since 2001. He has served as SHPI’s President and Chief Executive Officer since 2001. From 1992 to 1998, he was the President and Chief Executive Officer of ViroTex Corporation (“ViroTex”), a venture-backed pharmaceutical company focused on the development and commercialization of proprietary drug delivery systems. In 1998, ViroTex merged into Atrix Laboratories, Inc. (NASDAQ: ATRX) (“Atrix”), and Mr. Soinski continued working with Atrix on a transitional basis through 1999. From 2000 through 2001, Mr. Soinski was the Managing Partner and Chief Executive Officer of Mad Dogs & Englishmen Inc., a marketing communications firm with offices in New York and San Francisco. Mr. Soinski has a BA degree from Dartmouth College.

Guy J. Jordan, Ph.D. Dr. Jordan is Chairman of the Board of SHPI. He has served as a director and Chairman since 2001. From 1997 to 2002, Dr. Jordan served as Group President for C.R. Bard, Inc. (“Bard”) with global operating responsibility for their oncology businesses, geographic responsibility for Canada, Australia, Latin America and Asia Pacific, and functional responsibility for all of Bard’s research and development. Prior to joining Bard in 1986, Dr. Jordan held senior product development positions at American Cyanamid from 1997 to 1986. Dr. Jordan has a Ph.D. degree from Georgetown University and an MBA from Fairleigh Dickinson University.

Vincent J. Papa. Mr. Papa has served as a director since 2006. Mr. Papa served as a director of Med-Design from 1998 to June 2006. Mr. Papa has served as Senior Vice President and Secretary of Energy Merchants Corporation since 1999. From 1995 to 1999, Mr. Papa was a Managing Director and General Counsel for P.M.G. Capital Corp., a wholly-owned affiliate of the Pennsylvania Merchant Group.

Stephen I. Shapiro. Mr. Shapiro has served as a director since 2001. Since 1999, Mr. Shapiro has focused on sourcing and evaluating investments for two premier healthcare venture capital firms, including Galen Partners and Advanced Technology Ventures. From 1982 to 1999, Mr. Shapiro was Managing Director and a principal of The Wilkerson Group, which was acquired by IBM in 1996. Mr. Shapiro joined The Wilkerson Group, a leading management consultancy to pharmaceutical, medical device, and diagnostic companies, in 1982. Prior to that, he worked at Clinical Diagnostics, Medical Products Division, Union Carbide Corporation and Becton, Dickinson and Company (“BD”), where he was Director of Advanced R&D and New Business Development. Mr. Shapiro has a BS degree from the Massachusetts Institute of Technology and an MS degree in biomedical engineering from the University of California, Berkeley.

Corporate Governance Guidelines

SHPI has adopted corporate governance guidelines titled “Policies of the Nominating and Corporate Governance Committee” which are available at www.shpi.com by first clicking “Investor Relations” and then “Nominating and Corporate Governance Committee Policies”. The “Policies of the Nominating and Corporate Governance Committee” is also available in print to any stockholder who requests it. Requests may be submitted to Paul Evans at SHPI, Inc., 585 West 500 South,

Bountiful, Utah 84010 (telephone: 801-298-3360, email: pevans@shpi.com). These principles were adopted by the Board to best ensure that the Board is independent from management, that the Board adequately performs its function as the overseer of management and to help ensure that the interests of the Board and management align with the interests of the stockholders.

Code of Ethics

SHPI has adopted a Code of Ethics that applies to SHPI’s principal executive officer, principal financial officer and other senior financial officers. SHPI’s Code of Ethics is posted on SHPI’s Web site, which is located at www.shpi.com.

We intend to satisfy any disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of this code of ethics by posting such information on our website, at the address specified above.

Director Independence

SHPI’s Director Independence Standards have the meaning ascribed to “independent director” in the Nasdaq Stock Market’s Marketplace Rules.

Based on these standards, the Board has determined that each of the following non-employee directors is independent:

Guy J. Jordan, Ph.D.	Robert R. Walker
David W. Jahns	Vincent Papa
Stephen I. Shapiro	Ralph Balzano
Stuart A. Randle

Communications with the Board

Security holders who would like to send communications to the Board may do so by submitting such communications to Paul Evans at SHPI, Inc, 585 West 500 South, Bountiful, Utah 84010 (telephone: 801-298-3360, email: pevans@shpi.com). The Board suggests, but does not require, that such submissions include the name and contact information of the security holder making the submission and a description of the matter that is the subject of the communication. Paul Evans will then pass such information on to the Board for review.

Meetings and Committees of the Board

The Board held six meetings during 2006. No incumbent director attended fewer than 75 percent of the Board meetings held or fewer than 75 percent of the committee meetings held by committees on which an incumbent director served during 2006. SHPI’s policy is to encourage, but not require, Board members to attend annual stockholder meetings. One of our Board members attended the 2006 annual stockholders meeting.

The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities. The committees are currently the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. All the committees are comprised solely of non-employee, independent directors. Charters for the committees are available on SHPI’s website at www.shpi.com by first clicking on “Investor Relations”. The charter of each committee is also available in print to any stockholder who requests it. Requests may be submitted to Paul Evans at SHPI, Inc, 585 West 500 South, Bountiful, Utah 84010 (telephone: 801-298-3360, email: pevans@shpi.com). The table below shows current membership for each of the standing Board committees.

Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Guy J. Jordan	Guy J. Jordan	David W. Jahns (3)
Stuart A. Randle	Stuart A. Randle (2)	Guy J. Jordan
Robert R. Walker (1)	Robert R. Walker	Stephen I. Shapiro
(1)	Mr. Walker is the Chairman of the Audit Committee and serves as the financial expert.
(2)	Mr. Randle is the Chairman of the Nominating and Corporate Governance Committee.
(3)	Mr. Jahns is the Chairman of the Compensation Committee

The Audit Committee

SHPI’s Audit Committee held four meetings during 2006. The function of the Audit Committee is to provide assistance to the Board in fulfilling its responsibility to oversee management regarding: (i) the conduct and integrity of SHPI’s financial reporting to any governmental or regulatory body, stockholders, other users of Company financial reports and the public; (ii) SHPI’s systems of internal control over financial reporting and disclosure controls and procedures; (iii) the qualifications, engagement, compensation, independence and performance of SHPI’s independent auditors, their conduct of the annual audit of SHPI’s financial statements, and their engagement to provide any other services; and (iv) the preparation of the audit committee report for inclusion in SHPI’s annual proxy statement.

The members of the Audit Committee are independent as defined by Rule 4200(a) of the Nasdaq Stock Market’s Marketplace Rules. Mr. Walker, Chairman of our Audit Committee, serves as our audit committee financial expert, as defined in Regulation S-B, on that committee.

The Nominating and Corporate Governance Committee

The Nominating Committee was formed in January 2004. The Nominating Committee was expanded to include Corporate Governance effective January 1, 2007. The Nominating Committee held two meetings during 2006. The members of the Nominating and Corporate Governance Committee are independent as defined by Rule 4200(a) of the Nasdaq Stock Market’s Marketplace Rules.

The function of the Nominating and Corporate Governance Committee is to (a) recommend to the Board the slate of director nominees for election to SHPI’s Board, (b) identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, (c) develop and recommend to the Board SHPI’s corporate governance principles and guidelines, and (d) develop, review, evaluate and recommend changes to Company policies relating to (i) director candidates recommended by Company security holders, (ii) minimum director nominee qualifications, (iii) the process for identification and evaluation of director nominees, (iv) the process for Company security holders to send communications to the Board and (v) Board meeting attendance. It is the policy of the Nominating and Corporate Governance Committee to consider candidates recommended by security holders, directors, officers and other sources, including, but not limited to, third-party search firms. Security holders of SHPI may submit recommendations for candidates for the Board.

All recommendations shall be submitted to Paul Evans at SHPI, Inc., 585 West 500 South, Bountiful, Utah 84010 (telephone: 801-298-3360, email: pevans@shpi.com). Such submissions should include the name, contact information, a brief description of the candidate’s business experience and such other information as the person submitting the recommendation believes is relevant to the evaluation of the candidate. Paul Evans will then pass all such recommendations on to the Nominating and Corporate Governance Committee for consideration. For candidates to be considered for election at the next annual meeting of stockholders, the recommendation must be received by SHPI between January 31, 2008 and March 1, 2008 (or, if the 2008 annual meeting is not held within 30 days of the anniversary of the date of the 2007 annual meeting, such nominations must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made).

The Nominating and Corporate Governance Committee has not established any fixed minimum qualifications in order to consider a proposed candidate for election to the Board. However, the Nominating and Corporate Governance Committee has a strong preference for candidates with prior board of director experience with public companies. The Nominating and Corporate Governance Committee will also consider such other factors as it deems appropriate to assist in developing a board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors include judgment, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

The Nominating and Corporate Governance Committee will evaluate whether an incumbent director should be nominated for re-election to the Board or any committee of the Board upon expiration of such director’s term using the same factors as described above for other Board candidates and the committee will also take into account the incumbent director’s performance as a Board member. Failure of any incumbent director to attend at least seventy-five percent (75%) of the Board meetings held in any calendar year will be viewed negatively by the Nominating and Corporate Governance Committee in evaluating the performance of such director.

The Compensation Committee

SHPI’s Compensation Committee held three meetings during 2006. The members of the Compensation Committee are independent as defined by Rule 4200(a) of the Nasdaq Stock Market’s Marketplace Rules. The Compensation Committee administers SHPI’s stock option and stock incentive plans, establishes a general compensation policy for SHPI and, except as prohibited by applicable law, may take any and all actions that the Board could take relating to the compensation of employees, directors and other parties. The Compensation Committee endeavors to ensures that the total compensation paid to the executive team is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to members of the executive team, including the actively-employed named executive officers, are similar to those provided to other executive officers.

The Compensation Committee evaluates both performance and compensation to ensure that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. To that end, the Compensation Committee develops compensation packages that include both cash and stock-based compensation and that reward performance as measured against pre-established goals. The Compensation Committee has structured SHPI’s annual and non-cash executive compensation to motivate executives to achieve the business goals set by SHPI and reward the executives for achieving such goals. The amount of the annual and non-cash executive compensation is based upon the recommendation of the Compensation Committee and is approved by the Board.

Towers Perrin has assisted the Compensation Committee with its administration of compensation programs for SHPI’s executive officers. In 2006, the Compensation Committee engaged Towers Perrin, an outside human resources consulting firm, to conduct a review of its total compensation program for executive officers, including to provide peer compensation data. Based upon the market analyses performed by Towers Perrin, it made recommendations to the Compensation Committee as to the form and amount of executive compensation to be awarded to the executive officers.

The Compensation Committee members and the Chief Executive Officer annually review the performance of each member of the executive team (other than the Chief Executive Officer whose performance is reviewed by the Compensation Committee only). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Board. The Board can exercise its discretion in modifying any recommended adjustments or awards to executives.

The Board makes all compensation decisions for the executive team (which includes the actively-employed named executive officers), the Compensation Committee makes recommendations regarding equity awards to all elected officers of SHPI. Compensation Committee recommendations are submitted to the Board for approval.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the election of each of the nominees listed herein.

PROPOSAL 2

APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

SHPI’s Restated Certificate of Incorporation currently authorizes the issuance of up to 70,000,000 shares of common stock, and 30,000,000 shares of preferred stock. On March 6, 2007, the Board unanimously adopted a resolution setting forth a proposed amendment (the “Amendment”) to the first paragraph of Article Fourth of SHPI’s Restated Certificate of Incorporation, subject to stockholder approval, to (i) increase the number of shares of common stock that are authorized for issuance by 10,000,000 shares, bringing the total number of shares of common stock authorized for issuance to 80,000,000, and (ii) decrease the number of shares of preferred stock that are authorized by 10,000,000 shares, bringing the total number of shares of preferred stock authorized for issuance to 20,000,000. No change will be made to the other provisions of SHPI’s Restated Certificate of Incorporation. The additional authorized shares of common stock, if and when issued, would have the same rights and privileges as the shares of common stock previously authorized. As of March 6, 2007, there were 67,305,207 shares of common stock issued and outstanding, 28,000 shares of common stock reserved for issuance pursuant to outstanding stock options under our 2001 Stock Option Plan and our 2004 Stock Incentive Plan, 3,026,846 shares of common stock SHPI would be required to issue upon the exercise of outstanding warrants, and no shares of preferred stock issued and outstanding. SHPI does not have available any shares of common stock for future issuance, and SHPI has reserved more shares of common stock than is authorized under its Restated Certificate of Incorporation.

The first paragraph of Article Fourth of our Restated Certificate of Incorporation would be amended to read as follows: “STOCK: The total number of shares of all classes of capital stock which the corporation is authorized to have outstanding is 100,000,000 shares of which stock 80,000,000 shares shall be voting common stock, $0.02 par value per share, and of which 20,000,000 shares shall be preferred stock, $0.001 par value per share.” A copy of the proposed Amendment is set forth in Appendix A hereto.

The additional shares of common stock authorized by the Amendment could be issued at the direction of the Board from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in SHPI’s business, a split of or dividend on then outstanding shares or in connection with any employee stock plan or program. The holders of shares of common stock do not presently have preemptive rights to subscribe for any of SHPI’s securities and holders of common stock will not have any such rights to subscribe for the additional common stock proposed to be authorized. SHPI currently does not anticipate that it will seek authorization from stockholders for issuance of additional shares of common stock unless required by applicable laws or exchange rules.

The proposed increase in the number of authorized shares of common stock could have a number of effects on SHPI’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of SHPI more difficult. For example, additional shares could be issued by SHPI so as to dilute the stock ownership or voting rights of persons seeking to obtain control of SHPI. Similarly, the issuance of additional shares to certain persons allied with SHPI’s management could have the effect of making it more difficult to remove SHPI’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The subsequent issuance of additional shares of common stock could result in dilution of net income per share and book value per share and the dilution of the voting rights of the common stock. The Board is not aware of any attempt, or contemplated attempt, to acquire control of SHPI, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

There are currently no definitive plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock which are to be authorized, except in connection with shares of common stock that have already been reserved.

Except for (i) shares of common stock reserved for issuance upon exercise of outstanding stock options under SHPI’s 2001 Stock Option Plan and our 2004 Stock Incentive Plan, and (ii) shares of common stock SHPI would be required to issue upon the exercise of outstanding warrants, the Board has no current plans to issue additional shares of common stock. However, the Board believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose outweigh the possible disadvantages of dilution of our outstanding stock and discouragement of unsolicited business combination proposals, and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the Amendment.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the approval of the amendment to the Restated Certificate of Incorporation increasing the number of shares of common stock available thereunder and decreasing the number of shares of preferred stock available thereunder.

PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

SHPI is asking the shareholders to ratify the Audit Committee’s appointment of Grant Thornton LLP as SHPI’s independent registered public accounting firm for the fiscal year ending December 31, 2007. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in SHPI’s and its shareholders’ best interests.

On April 21, 2006, SHPI’s Audit Committee unanimously approved the appointment of Grant Thornton LLP and dismissal of PricewaterhouseCoopers LLP (“PwC”) as SHPI’s independent registered public accounting firm. PwC’s reports on the consolidated financial statements of SHPI and subsidiaries as of and for the years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2005 and 2004 and through April 21, 2006, which was the date of dismissal of PwC, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its report on the financial statements for such years; and there were no reportable events as described in Item 304(a)(1)(iv) of Regulation S-B.

SHPI provided PwC with a copy of the foregoing disclosures and requested PwC to furnish SHPI a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of PwC's response letter dated April 22, 2006 is attached as Exhibit 16.1 to SHPI's Current Report on Form 8-K filed with the Commission on April 27, 2006.

Grant Thornton LLP has been appointed by the Audit Committee to continue as SHPI’s independent registered public accountants for SHPI’s fiscal year ending December 31, 2007. Ratification of the proposal requires the affirmative vote of a majority of the outstanding shares of SHPI’s Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. In the event that ratification of this selection of independent registered public accountants is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Audit Committee will review its future selection of independent registered public accountants.

A representative of Grant Thornton LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and to respond to appropriate questions.

Principal Accountant Fees and Services

The following table presents fees billed by Grant Thornton LLP and PricewaterhouseCoopers LLP for professional services rendered for the fiscal years ended December 31, 2006 and 2005, for the periods of time that such firms were SHPI’s principal accountants.

	Fiscal 2006		Fiscal 2005
	Grant Thornton LLP	Pricewaterhouse Coopers LLP	Pricewaterhouse Coopers LLP
Audit Fees(1)	$ 101,000	$ 82,700	$ 135,500
Audit-Related Fees(2)	0	183,060	0
Tax Fees(3)	0	10,500	10,000
All Other Fees(4)	0	1,500	6,486
Total	$ 101,000	$ 277,760	$ 151,986

(1)

Audit Fees consist of fees billed for professional services rendered for the audit of SHPI’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by SHPI’s independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of SHPI’s consolidated financial statements and are not reported under “Audit Fees.”

(3)

Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance and tax planning.

(4)

All Other Fees consist of fees for products and services other than the services reported above. In fiscal 2006 and fiscal 2005, All Other Fees consisted primarily of access to an online library of financial reporting. Fiscal 2005 All Other Fees also included the purchase of a software program.

Pre-Approval Policies

It is SHPI’s policy that the Audit Committee pre-approves all audit, tax and other services performed by our independent registered public accounting firm. All of the services described in the table above were approved in advance by our Audit Committee.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the ratification of the appointment of Grant Thornton LLP as SHPI’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

EXECUTIVE OFFICERS

The following table presents information regarding the current executive officers of SHPI:

Name	Age	Position	With SHPI Since
Jeffrey M. Soinski	45	President, Chief Executive Officer and Director	2001
Donald D. Solomon, Ph.D.	56	Vice President, Chief Operating Officer, Chief Technical Officer	2000
Paul S. Evans	44	Vice President, Business Development, General Counsel and Secretary	2000
David A. Green	44	Vice President, Chief Financial Officer and Treasurer	2006

Set forth below is the business background of each of our executive officers. Information on the business background of Jeffrey M. Soinski is set forth above under the caption “Election of Directors.”

Donald D. Solomon, Ph.D. Dr. Solomon has served as Chief Operating Officer, Chief Technology Officer, and a Vice President of SHPI since 2000. Prior to joining SHPI, Dr. Solomon was the Vice President of Research and Development at Johnson & Johnson Medical—Vascular Access from 1997 to 2000. Prior to that Dr. Solomon spent 14 years at BD, and held positions as Worldwide Director of R&D for BD Pharmaceutical Systems Division based in France, and Director of R&D for Biocompatible Polymer Development at the BD Infusion Therapy Division. Dr. Solomon holds 38 patents and is the author of 52 scientific publications. He received Masters and Ph.D. degrees from Case Institute of Technology at Case Western Reserve University.

Paul S. Evans. Mr. Evans has served as SHPI’s Vice President, Business Development, General Counsel and corporate Secretary since 2000. He is a registered patent attorney and joined SHPI in June 2000. Mr. Evans manages SHPI’s intellectual property portfolio and corporate legal matters, and is extensively involved in business development efforts. Mr. Evans brings a wide range of intellectual property and corporate legal experience to SHPI, having previously represented SHPI since 1994 as outside patent counsel with the law firm of Snow, Christensen & Martineau. Prior to earning his law degree, Mr. Evans worked as a Project/Design Engineer for Morton International Inc. (now Autoliv AB). He holds JD, MBA and BS degrees from the University of Utah.

David A. Green. Mr. Green has served as SHPI’s Vice President, Chief Financial Officer and Treasurer since September 2006. Mr. Green manages the financial operations, investor relations and M&A activities for SHPI. From 2003 to September 2006, Mr. Green worked for Duff & Phelps, LLC, an investment banking and financial advisory firm, where he led the life sciences investment banking practice in San Francisco, California. Mr. Green was a director in Ernst & Young’s Center for Strategic Transactions from 1998 through 2001 where he advised Silicon Valley technology and life science companies on transaction strategies for accelerating growth. Mr. Green is a graduate of the State University of New York and has an MBA degree from the University of Rochester.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal year ended December 31, 2006. When setting total compensation for each of the named executive officers, the Committee reviews tally sheets which show the executive’s current compensation, including equity and non-equity based compensation.

Based on the fair value of equity awards granted to named executive officers in 2006 and the base salary of the named executive officers, “Salary” accounted for approximately 25% of the total compensation of the named executive officers, incentive compensation accounted for approximately 60% of the total compensation of the named executive officers and benefits accounted for approximately 15% of the total compensation of named executive officers. Because the table below reflects less than the full fiscal year salary for individuals who were not employed by SHPI for the full fiscal year, and because the value of certain equity awards included below is based on the FAS 123(R) value rather than the fair value, these percentages cannot be derived using the amounts reflected in the table below.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Jeffrey M. Soinski President, Chief Executive Officer and Director	2006	$270,658	$0	$570,256	$0	$121,536	$0	$14,191	$976,641
Donald D. Solomon, Ph.D. Vice President, Chief Operating Officer and Chief Technical Officer	2006	$214,617	$0	$162,850	$0	$72,279	$0	$12,485	$462,231
Paul S. Evans Vice President, Business Development and General Counsel	2006	$201,908	$0	$117,977	$0	$67,999	$0	$10,722	$398,606
David A. Green Chief Financial Officer	2006	$63,333 (5)	$0	$14,667	$0	$21,329	$0	$25,230 (6)	$124,559
Keith L. Merrell Controller	2006	$122,795	$0	$50,808	$0	$31,016	$0	$7,328	$211,947

(1)

The amounts in column (e) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) of restricted stock awards pursuant to the 2004 Stock Incentive Plan and thus may include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of these amounts are included in footnote 8 to SHPI’s audited financial statements for the fiscal year ended December 31, 2006, included in SHPI’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on March 19, 2007. The restricted stock grants made on October 19, 2004 to Messrs. Soinski, Solomon, Evans, and Merrell resulted from the surrender of stock options that had substantially vested in exchange for the issuance of restricted common stock that cliff vest at the end of three years. The exchange ratio was one restricted share of common stock in exchange for the cancellation of options exercisable for 1.7 shares of common stock.

(2)

The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) of option awards pursuant to the Stock Option Plan and thus include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of this amount for fiscal year ended December 31, 2006 are included in footnote 8 to SHPI’s audited financial statements for the fiscal year ended December 31, 2006, included in SHPI’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on March 19, 2007. Assumptions used in the calculation of this amount for the fiscal year ended December 31, 2003, are included under the heading

“Stock-Based Compensation” in the Accounting Policies and Notes to Consolidated Financial Statements included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, filed with the Securities and Exchange Commission on March 8, 2006.

(3)

In March 2006, the Compensation Committee approved a 2006 Executive Officer Bonus Plan (the “2006 Plan”). Under the 2006 plan, executive officers eligible for bonuses included SHPI’s President and CEO, Chief Operating Officer, Vice President, General Counsel and Business Development, and Management Directors. Plan participants were eligible to earn from 20% to 40% of their annual salary, based upon achievement of certain financial goals outlined in the approved budget plan. In March 2007, the Board approved total payments of $426,217 under the 2006 Plan.

(4)

Unless otherwise indicated the amount shown in column (i) reflects for each named executive officer matching contributions allocated by SHPI to each of the named executive officers pursuant to the SHPI 401(k) Savings Plan.

(5)	Salary for 2006 represents a partial year beginning on Mr. Green’s employment start date of September 1, 2006.
(6)	Included payments made to Mr. Green for relocation expenses in the amount of $25,230.

The amount attributable to each such perquisite or benefit for each named executive officer does not exceed the greater of $25,000 or 10% of the total amount of perquisites received by such named executive officer.

Employment Agreements

For a summary of the terms of the employment agreement that SHPI has entered into with the executive officers listed in the Summary Compensation Table, see “Potential Payments Upon Termination and Change of Control” below.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Number of Securities Underlying Unexercised Options (#)Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (1)	Market Value of Shares or Units of Stock That Have Not Vested (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Jeffrey M. Soinski	—	—	—	—	—	1,728,358	$1,244,418	—	—
Donald D. Solomon, Ph.D.	—	—	—	—	—	539,512	$388,449	—	—
Paul S. Evans	—	—	—	—	—	414,300	$298,296	—	—
David A. Green	—	—	—	—	—	200,000	$144,000	—	—
Keith L. Merrell	—	—	—	—	—	199,356	$143,536	—	—
(1)	The restricted stock grants vest over three-years of service.
(2)	The market value of shares of stock that have not vested is based on the closing price of our common stock on December 29, 2006, or $0.72 per share.

POTENTIAL PAYMENTS UPON TERMINATION AND CHANGE OF CONTROL

The tables below reflect the amount of compensation to each of the named executive officers of SHPI in the event of termination of such executive’s employment and the amount of compensation payable to each named executive officer upon termination following a change of control. The amounts shown assume that such termination was effective as of December 31, 2006, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from SHPI.

Jeffrey Soinski

The following table shows the potential payments upon termination or a change of control of SHPI for Mr. Jeffrey Soinski, the President and SHPI’s Chief Executive Officer. We have entered into an employment agreement with Mr. Jeffrey Soinski. The employment agreement provides that (i) Mr. Soinski receive a beginning base salary of $240,000 per year subject to certain annual adjustments in addition to performance based bonuses; (ii) Mr. Soinski is eligible to participate in SHPI’s equity incentive plans; (iii) Mr. Soinski is entitled to vacation pay, health insurance and life insurance; (iv) Mr. Soinski’s employment contract may be terminated at any time by us; (v) if the employment of Mr. Soinski is terminated by reason of disability, death or for cause, his salary and benefits (except as otherwise required by law) will terminate as of the date of termination; (vi) if Mr. Soinski is terminated for reasons other than disability, death or for cause, then Mr. Soinski’s salary and medical benefits will continue for a period of eighteen (18) months from the date of termination and his other benefits will cease as of the date of termination; (vii) in the event of a merger, acquisition, or substantial sale of SHPI’s controlling shares, if Mr. Soinski is not offered an equivalent position, he shall be entitled to severance pay and medical benefits for a period of eighteen (18) months.

On May 13, 2004, the Board of Directors approved an amendment to Mr. Soinski’s agreement whereby, in the event he voluntarily terminates his employment on or after May 31, 2005, salary and medical benefits will continue for a period of twelve (12) months.

Executive Benefits and Payments Upon Separation	Voluntary Termination on 12/31/2006	Involuntary Not For Cause Termination on 12/31/2006	For Cause Termination on 12/31/2006	Involuntary for Good Reason Termination (Change-in-Control) on 12/31/2006	Disability on 12/31/2006	Death on 12/31/2006
Compensation:
Base Salary	$270,658	$405,987	$0	$405,987	$0	$0

Donald Solomon, Ph.D.

The following table shows the potential payments upon termination or a change of control of SHPI for Donald Solomon, Ph.D., the Vice President, Chief Operating Officer and Chief Technical Officer. We have entered into an employment agreement with Donald Solomon, Ph.D. The employment agreement provides that (i) Dr. Solomon receive a beginning base salary of $190,000 per year subject to certain annual adjustments in addition to performance based bonuses; (ii) Dr. Solomon is eligible to participate in SHPI’s equity incentive plans; (iii) Dr. Solomon is entitled to vacation pay, health insurance and life insurance; (iv) Dr. Solomon’s employment contract may be terminated at any time by us; (v) if the employment of Dr. Solomon is terminated by reason of disability, death or for cause, his salary and benefits (except as otherwise required by law) will terminate as of the date of termination; (vi) if Dr. Solomon is terminated for reasons other than disability, death or for cause, then Dr. Solomon’s salary and medical benefits will continue for a period of twelve (12) months from the date of termination and his other benefits will cease as of the date of termination; (vii) in the event of a merger, acquisition, or substantial sale of SHPI’s controlling shares, if Dr. Solomon is not offered an equivalent position, Dr. Solomon shall be entitled to severance pay and medical benefits for a period of twelve (12) months.

Executive Benefits and Payments Upon Separation	Involuntary Not For Cause Termination on 12/31/2006	For Cause Termination on 12/31/2006	Involuntary for Good Reason Termination (Change-in-Control) on 12/31/2006	Disability on 12/31/2006	Death on 12/31/2006
Compensation:
Base Salary	$214,617	$0	$214,617	$0	$0

Paul Evans

The following table shows the potential payments upon termination or a change of control of SHPI for Mr. Paul Evans, Vice President, Business Development, General Counsel and Secretary. We have entered into an employment agreement with Mr. Paul Evans. The employment agreement provides that (i) Mr. Evans receive a beginning base salary of $175,000 per year subject to certain annual adjustments in addition to performance based bonuses; (ii) Mr. Evans is eligible to participate in SHPI’s equity incentive plans; (iii) Mr. Evans is entitled to vacation pay, health insurance and life insurance; (iv) Mr. Evans’ employment contract may be terminated at any time by us; (v) if the employment of Mr. Evans is terminated by reason of disability, death or for cause, his salary and benefits (except as otherwise required by law) will terminate as of the date of termination; (vi) if Mr. Evans is terminated for reasons other than disability, death or for cause, then Mr. Evans’ salary and medical benefits will continue for a period of twelve (12) months from the date of termination and his other benefits will cease as of the date of termination; (vii) in the event of a merger, acquisition, or substantial sale of SHPI’s controlling shares, if Mr. Evans is not offered an equivalent position, Mr. Evans shall be entitled to severance pay and medical benefits for a period of twelve (12) months.

Executive Benefits and Payments Upon Separation	Involuntary Not For Cause Termination on 12/31/2006	For Cause Termination on 12/31/2006	Involuntary for Good Reason Termination (Change-in-Control) on 12/31/2006	Disability on 12/31/2006	Death on 12/31/2006
Compensation:
Base Salary	$201,908	$0	$201,908	$0	$0

David Green

The following table shows the potential payments upon termination or a change of control of SHPI for Mr. David Green, the Chief Financial Officer. SHPI’s employment agreement with Mr. Green provides that (i) Mr. Green receive a beginning base salary of $190,000 per year subject to certain annual adjustments in addition to performance based bonuses; (ii) Mr. Green is eligible to participate in SHPI’s equity incentive plans and will receive 200,000 shares of common stock under SHPI’s 2004 Stock Incentive Plan, which shall vest over three years, with 33.3% of the common stock vesting in three equal installments on each subsequent annual anniversary of the date on which the restricted stock award was granted; (iii) Mr. Green is entitled to vacation pay, health insurance and life insurance; (iv) Mr. Green’s employment contract may be terminated at any time by us; (v) if the employment of Mr. Green is terminated by reason of disability, death or for cause, his salary and benefits (except as otherwise required by law) will terminate as of the date of termination; (vi) if Mr. Green is terminated for reasons other than disability, death or for cause, then Mr. Green’s salary and medical benefits will continue for a period of three (3) months from the date of termination and his other benefits will cease as of the date of termination; (v) in the event of a merger, acquisition, or substantial sale of SHPI’s controlling shares wherein SHPI is no longer the controlling entity, if Mr. Green is not offered an equivalent position, he shall be entitled to severance pay and medical benefits for a period of six (6) months.

Executive Benefits and Payments Upon Separation	Involuntary Not For Cause Termination on 12/31/2006	For Cause Termination on 12/31/2006	Involuntary for Good Reason Termination (Change-in-Control) on 12/31/2006	Disability on 12/31/2006	Death on 12/31/2006
Compensation:
Base Salary	$47,500	$0	$95,000	$0	$0

Keith Merrell

We have entered into an employment agreement with Mr. Keith Merrell. The employment agreement provides that (i) Mr. Merrell receive a beginning base salary of $102,000 per year subject to certain annual adjustments in addition to performance based bonuses; (ii) Mr. Merrell is eligible to participate in SHPI’s equity incentive plans; (iii) Mr. Merrell is entitled to vacation pay and health insurance; (iv) Mr. Merrell’s employment contract may be terminated at any time by us; (v) if the employment of Mr. Merrell is terminated by reason of disability, death or for cause, his salary and benefits (except as otherwise required by law) will terminate as of the date of termination; (vi) if Mr. Merrell is terminated for reasons other than disability, death or for cause, then Mr. Merrell’s salary and medical benefits will continue for a period of three (3) months from the date of termination and his other benefits will cease as of the date of termination.

As of January 15, 2007, Mr. Merrell voluntarily resigned as SHPI’s Controller. In connection with his resignation and pursuant to the Separation and Consulting Agreement entered into between SHPI and Mr. Merrell (which was filed as Exhibit 10.41 to SHPI’s Annual Report on Form 10-KSB for the period ended December 31, 2006), on January 24, 2007, Mr. Merrell will be available to provide advice and consultation within his area of expertise under the direction of SHPI’s CFO or Controller during the Consulting Period ending January 1, 2008. For consideration of his services during the Consulting Period, (i) Mr. Merrell shall receive a base salary at the rate of $10,232.92 per month through the Consulting Period, which includes the three (3) months salary provided in Mr. Merrell’s employment agreement; (ii) Mr. Merrell shall be entitled to health insurance through the Consulting Period; (iii) Mr. Merrell’s stock awards shall continue to vest in accordance with their original terms during the Consulting Period. Any unvested stock awards shall vest in full on January 1, 2008.

DIRECTOR COMPENSATION

SHPI uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, SHPI considers the significant amount of time that directors expend in fulfilling their duties to SHPI as well as the skill-level required by SHPI of members of the Board.

Cash Compensation Paid to Board Members

During 2006, non-executive board members received $2,500 per in-person board meeting attended, $500 per telephonic board meeting participated in, $500 per committee meeting attended, and $2,500 per additional in-person meeting scheduled by the board and requiring director attendance. All directors are entitled to reimbursement for reasonable out-of-pocket travel related expenses incurred in the performance of their duties as board members.

Stock Incentive Plan

In 2004, non-executive board members were given the election to surrender stock options exercisable for 1,044,000 shares of common stock in exchange for 614,118 shares of restricted common stock as approved by the stockholders on October 19, 2004. The stock grants vest equally over three-years.

In August 2006, each non-employee director received 35,714 shares of restricted common stock at the fair market price of SHPI’s Common Stock on the date of the grant, or $0.42. The stock grants vest equally over three-years.

Director Summary Compensation Table

The table below summarizes the compensation paid by SHPI to non-employee directors for the fiscal year ended December 31, 2006.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name (1)(4)	Fees Earned or Paid in Cash ($)	Stock Awards ($) (3)	Option Awards($)	Change in Pension Value and Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Guy J. Jordan, Ph.D.	$20,000	$90,925	$0	$0	$0	$110,925
David W. Jahns (2)	$12,000	$24,263	$0	$0	$0	$36,263
Stephen I. Shapiro	$16,000	$24,263	$0	$0	$0	$40,263
Stuart A. Randle	$18,000	$46,484	$0	$0	$0	$64,484
Robert R. Walker	$18,500	$56,261	$0	$0	$0	$74,761
Vincent Papa	$23,000	$2,043	$0	$0	$0	$25,043
Ralph Balzano	$26,000	$2,043	$0	$0	$0	$28,043
(1)

Jeffrey M. Soinski, SHPI’s President and Chief Executive Officer is not included in this table as he is an employee of SHPI and thus receives no compensation for his services as director. The compensation received by Mr. Soinski as an employee of SHPI is shown in the Summary Compensation Table on page 13.

(2)	Board fees due Mr. Jahns are paid to Galen Partners.
(3)

The amounts in column (c) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) of restricted stock awards pursuant to the 2004 Stock Incentive Plan and thus may include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of these amounts are included in footnote 8 to SHPI’s audited financial statements for the fiscal year ended December 31, 2006, included in SHPI’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on March 19, 2007.

(4)

As of December 31, 2006, each director has the following aggregate number of restricted shares outstanding for all years of service as a director: Guy J. Jordan, 271,008 shares; Ralph Balzano, 35,714 shares; David W. Jahns, 94,537 shares; Vincent Papa, 35,714 shares; Stuart A. Randle, 153,361 shares; Stephen I. Shapiro, 94,537 shares and Robert R. Walker, 179,243 shares.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth certain information with respect to equity securities of the Company that are authorized for issuance as of the year ended December 31, 2006.

Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance (1)
Equity compensation plans approved by security holders	28,000	$1.13	3,327,129
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	28,000	$1.13	3,327,129

(1)

All of the securities referenced in the table are shares of our common stock. Does not include 3,026,846 of securities to be issued upon exercise of warrants by outside parties with exercise prices ranging from $0.02 to $11.23.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Directors and Executive Officers

The following table sets forth information, as of March 6, 2007, concerning:

•	Each person whom we know beneficially owns more than five percent of our common stock,
•	Each of our directors and nominees for the Board,
•	Each of our named executive officers, and
•	All of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 67,305,207 shares of common stock outstanding at March 6, 2007. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of March 6, 2007. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than one percent is denoted with an “*.”

The information provided in the table is based on our records, information filed with the Securities and Exchange Commission and information provided to SHPI, except where otherwise noted.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Owner	Percentage of Class	Position
Jeffrey M. Soinski (2)	1,777,610	2.6	President, CEO and Director
Donald D. Solomon, Ph.D. (3)	697,056	1.0	Vice President, COO, and CTO
Paul S. Evans (4)	727,480	1.1	Vice President, Business Development, General Counsel, and Secretary
David A. Green (5)	200,000	*	Chief Financial Officer
Guy J. Jordan, Ph.D. (6)	271,008	*	Chairman of the Board
David W. Jahns (7)	15,470,950	23.0	Director
Stuart A. Randle (8)	153,361	*	Director
Stephen I. Shapiro (9)	160,040	*	Director
Robert R. Walker (10)	242,243	*	Director
Vincent J. Papa (11)	155,464	*	Director
Ralph Balzano (12)	79,475	*	Director
Executive Officers and Directors as a Group (11 persons)	19,934,687	29.6

*Less than 1%.

(1)	Except where otherwise indicated, the address of the beneficial owner is deemed to be the same address as SHPI, which is 585 West 500 South, Bountiful, Utah 84010.
(2)	Includes 49,252 shares of common stock purchased through our 401(k) plan and 1,728,358 shares of common stock that are currently unvested and non-transferable.
(3)	Includes 75,666 shares of common stock, 81,878 shares of common stock purchased through our 401(k) plan and 539,512 shares of common stock that are currently unvested and non-transferable.
(4)	Includes 211,000 shares of common stock, 102,180 shares of common stock purchased through our 401(k) plan and 414,300 shares of common stock that are currently unvested and non-transferable.
(5)	Includes 200,000 shares of common stock that are currently unvested and non-transferable.
(6)	Includes 271,008 shares of common stock that are currently unvested and non-transferable.
(7)

Includes 94,537 shares of common stock that are currently unvested and non-transferable. Also includes 13,937,735 shares of common stock held of record by Galen Partners III, L.P., 1,261,605 shares of common stock held of record by Galen Partners International III, L.P., and 57,073 shares of common stock held of record by Galen Employee Fund III, L.P. Information regarding Galen Partners III, L.P. and its affiliates is derived from the Form 4 filed by Galen Partners III, L.P. with the Securities and Exchange Commission Also includes warrants to purchase 120,000 shares of common stock. William R. Grant, Bruce F. Wesson, L. John Wilkerson, David W. Jahns, Srini Conjeevaram, and Zubeen Shroff are all natural persons and are the members of Claudius, L.L.C., a Delaware limited liability company, the general partner of Galen Partners III, L.P. and Galen Partners International III, L.P. Bruce F. Wesson is the President of Wesson Enterprises, Inc., a Delaware corporation, which is the general partner of Galen Employee Fund III, L.P. David Jahns is a member of Claudius, L.L.C., a Delaware limited liability company, and a general partner of Galen Partners III, L.P. and Galen Partners International III, L.P.

(8)	Includes 153,361 shares of common stock that are currently unvested and non-transferable.
(9)	Includes 65,503 shares of common stock and 94,537 shares of common stock that are currently unvested and non-transferable.
(10)

Includes 179,243 shares of common stock that are currently unvested and non-transferable and 63,000 shares of common stock that Mr. Walker is deemed to beneficially own and control through Robert R Walker and Patrice J Walker Family Trust.

(11)	Includes 35,714 shares of common stock that are currently unvested and non-transferable.
(12)	Includes 35,714 shares of common stock that are currently unvested and non-transferable.

AUDIT COMMITTEE DISCLOSURE

The Audit Committee is comprised solely of independent directors, and, among other things, is responsible for:

•	establishing policies and procedures for, appointing, reviewing, and overseeing the performance and independence of the independent registered public accounting firm (independent auditors);
•	reviewing with independent auditors and financial management of SHPI and approving the plan and scope of the audit and permissible audit related work;
•	pre-approving all audit and permissible non-audit fees;
•	reviewing and approving the guidelines established for the dissemination of financial information;
•

holding meetings periodically with the independent and internal auditors, the Board and management to review and monitor the adequacy and effectiveness of reporting, internal controls, risk assessment, and compliance with Company policies;

•	reviewing consolidated financial statements and disclosures;
•	reviewing with management and independent auditors and approving disclosure controls and procedures and accounting principles and practices; and
•	performing other functions or duties deemed appropriate by the Board.

Report of the Audit Committee

In connection with the financial statements for the fiscal year ended December 31, 2006, the Audit Committee has:

(1)	reviewed and discussed the audited financial statements with management,
(2)

discussed with Grant Thornton LLP, SHPI’s independent registered public accounting firm (the “Auditors”), the matters required to be discussed by the statement on Auditing Standards No. 112, as amended, and

(3)	received the written disclosure and letter from the Auditors regarding the matters required by Independence Standards Board Standard No. 1.

Based upon these reviews and discussions, the Audit Committee recommended to the Board at the March 6, 2007, meeting of the Board that SHPI’s audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2006 filed with the Securities and Exchange Commission. The Board has approved this inclusion.

THE AUDIT COMMITTEE

Guy J. Jordan

Stuart A. Randle

Robert R. Walker

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

SHPI’s executive officers, directors and 10% stockholders are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of these reports must also be furnished to SHPI.

Based solely on a review of copies of reports furnished to SHPI, or written representations that no reports were required, SHPI believes that during 2006 its executive officers, directors and 10% holders complied with all filing requirements.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

On March 22, 2004, we entered into an agreement with Galen Partners III, L.P., Galen Partners International III, L.P., and Galen Employee Fund III, L.P. (collectively, “Galen Partners”), which are all entities affiliated with David W. Jahns, a member of our Board of Directors, whereby Galen Partners agreed to purchase a convertible promissory note (“Note”) in the aggregate principal amount of $1,000,000 upon our request made at any time between March 31, 2004 and March 31, 2005. As consideration for entering into this purchase agreement, Galen Partners received a warrant that provides them the right, but not the obligation, to purchase 80,000 shares of our common stock at an exercise price of $0.02 per share. Galen Partners exercised the warrant on March 20, 2007. Further, we paid $9,991 in legal fees related to this transaction. The Note had a term of three years and bore interest at the rate of 12% per annum, with accrued interest paid July 1 and January 1 of each year the Note remained outstanding.

On March 7, 2005, Galen Partners agreed to a six-month extension of the promissory note agreement through September 30, 2005 in exchange for the issuance of warrants to purchase 40,000 shares of the our common stock at an exercise price of $.02 per share. The warrant shall expire and be no longer exercisable after 5:00 p.m., Eastern Time, on March 7, 2008.All other terms and conditions of the original agreement remain unchanged in the subsequent agreement.

On September 1, 2005, the parties amended the March 7, 2005 Purchase Agreement to extend the option period from September 30, 2005 to March 31, 2006 without the consideration of additional warrants for shares of common stock and to allow us to exercise the option in principal amounts of less than $1,000,000, provided that the total aggregate principal amount of the outstanding obligations cannot exceed $1,000,000. On September 1, 2005, we also requested that Galen Partners purchase a Note in the principal sum of $500,000 on the terms described above. We received the $500,000 in loan proceeds, which were used primarily to fund capital expenses associated with two new manufactured product lines that launched during the fourth quarter of 2005.

On March 6, 2006, we elected to draw the remaining $500,000 against the note agreement with Galen Partners, which funds were received March 24, 2006.

Under the note agreement, we had the right to, at any time, pay the outstanding principal and accrued interest on the note, with no penalty for early payment. On June 30, 2006, we elected to prepay the convertible note in full, along with all accrued interest. No further liabilities exist under the note agreement.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS

If any stockholder intends to present a proposal to be considered for inclusion in SHPI’s proxy material in connection with the 2008 Annual Meeting of Stockholders, the proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8—Stockholder Proposals) and received by the Secretary of SHPI on or before December 12, 2007. Stockholder proposals to be presented at the 2008 Annual Meeting of Stockholders which are not to be included in SHPI’s proxy materials must be received by SHPI no earlier than January 31, 2008, nor later than March 1, 2008, in accordance with the procedures in SHPI’s Bylaws.

OTHER BUSINESS

SHPI’s management does not know of any other matter to be presented for action at the Annual Meeting. If any other matter should be properly presented at the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Paul S. Evans

Vice President, General Counsel and Secretary

Salt Lake City, April 4, 2007

APPENDIX A

AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION

CERTIFICATE OF AMENDMENT

TO THE

RESTATED CERTIFICATE OF INCORPORATION

OF

SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

Pursuant to Section 242 of the Delaware General Corporation Law, Specialized Health Products International, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify and set forth as follows:

FIRST: The name of the corporation is Specialized Health Products International, Inc.

SECOND: The first paragraph of Article Fourth of the Corporation’s Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“STOCK: The total number of shares of all classes of capital stock which the corporation is authorized to have outstanding is 100,000,000 shares of which stock 80,000,000 shares shall be voting common stock, $0.02 par value per share, and of which 20,000,000 shares shall be preferred stock, $0.001 par value per share.”

THIRD: This amendment was duly adopted by resolution of the Board of Directors of the Corporation setting forth the proposed amendment to the Corporation’s Restated Certificate of Incorporation and declaring such amendment to be advisable and in the best interest of the Corporation and its stockholders.

FOURTH: Pursuant to the recommendation of the Board of Directors of the Corporation, the stockholders of the Corporation duly adopted and approved this Certificate of Amendment at the 2007 Annual Meeting of the Stockholders held on May 30, 2007.

FIFTH: This Certificate of Amendment will be effective upon filing.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer this ___ day of __________, 2007.

SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

By: _____________________________

Jeffrey Soinski

Its: President and Chief Executive Officer

FORM OF PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS OF

SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC

This Proxy is Solicited on Behalf of the Board Of Directors. The undersigned hereby appoints Jeffrey M. Soinski as Proxy, with the power to appoint his substitute and hereby authorizs him to represent and to vote, as designated below, all voting shares of stock of Specialized Health Products International, Inc. (“SHPI”) held of record by the undersigned on April 2, 2007, at the annual meeting of stockholders to be held on May 30, 2007, or any adjournment thereof.

1. To elect two Class II directors for a three-year term

☐ FOR Stuart A. Randle	☐ WITHHOLD AUTHORITY to vote for Stuart A. Randle
☐ FOR Ralph Balzano	☐ WITHHOLD AUTHORITY to vote for Ralph Balzano

2. To approve an amendment to SHPI’s Restated Certificate of Incorporation to (i) increase the number of shares of common stock that are authorized for issuance by 10,000,000, bringing the total number of shares of common stock authorized for issuance to 80,000,000, and (ii) decrease the number of shares of preferred stock that are authorized by 10,000,000 shares, bringing the total number of shares of preferred stock authorized for issuance to 20,000,000

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. To ratify the selection of Grant Thornton LLP as SHPI’s independent registered public accounting firm for the fiscal year ending December 31, 2007

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no directions are made, this proxy will be voted for the above Proposals.

Please sign below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2007	______________________________________ (signature)
Please complete, sign, date and promptly return the proxy card using the enclosed envelope.	______________________________________ (signature if held jointly)
______________________________________ (print name of stockholder(s))